Consent of Counsel

         The undersigned hereby consents to the refernece to the firm of Parsons Behle & Latimer under the caption "Legal Matters" in the Registration Statement on Form SB-2 of Bioxide Corporation.


                                                  /s/ Parsons Behle & Latimer
                                                  ---------------------------
                                                  Parsons Behle & Latimer